Exhibit 4.1

	COMMON STOCK	COMMON STOCK
PAR VALUE $.0001
CERTIFICATE		SHARES
NUMBER
CAI INTERNATIONAL, INC.
INCORPORATED UNDER THE LAWS OF DELAWARE
CUSIP
SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

CAI International, Inc. (hereinafter called “Company”), transferable on the books of the Company in person or by duly authorized attorney, under surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and the Registrar.

Witness the facsimile seal of the Company and the facsimile signature of its duly authorized officers.

By		CAI International, Inc.
		CORPORATE		DATED
THE STATE OF DELAWARE
	President	SEAL		COUNTERSIGNED AND REGISTERED:
		2007		COMPUTERSHARE INVESTOR SERVICES, LLC
(CHICAGO)
TRANSFER AGENT AND REGISTRAR,
	Secretary		By:
AUTHORIZED SIGNATURE

CAI International, Inc.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT
TEN ENT -	as tenants by the entireties		(Cust)	(Minor)
JT TEN -	as joint tenants with right of survivorship		under Uniform Gifts to Minors Act
	and not as tenants in common		(State)
		UNIF TRF MIN ACT	Custodian
			(Cust)	(Minor)
Under Uniform Transfer to Minors Act
(State)
Additional Abbreviations may also be used though not in the above list.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE CERTIFICATE OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

For value received, hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares
of the capital stock represented by the within Certificate, an do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:	20
Signature:
Signature:
Signature:
Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION

(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH

MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM,

PURSUANT TO S.E.C. RULE 17Ad-15).